UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 3, 2005

America Online Latin America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-31181	65-0963212
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6600 N. Andrews Avenue, Suite 400, Fort Lauderdale, Florida		33309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-689-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 3, 2005, America Online Latin America, Inc. ("AOLA"), America Online, Inc. ("America Online"), Time Warner Inc., Aspen Investments LLC and Atlantis Investments LLC entered into an amendment (the "Amendment") to the Plan Support Agreement dated as of June 23, 2005 (the "Support Agreement"). The purpose of the Amendment is to modify certain dates contained in the Support Agreement. Specifically, the Amendment amended the Support Agreement in the following respects: (i) "November 30, 2005" shall be substituted for "September 30, 2005" in paragraph 7(i) of the Support Agreement; and (ii) "March 31, 2006" shall be substituted for "January 31, 2006" in paragraph 7(ii) of the Support Agreement.

Copies of the Support Agreement and the Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

On October 4, 2005, AOLA and America Online, one of AOLA's principal stockholders, entered into a Termination Agreement (the "Termination Agreement")which terminated the Localization Services, Licensing and Content Programming Agreement dated as of September 2, 2004 by and between AOLA and America Online, as amended, (the "Agreement"). Under the Agreement, AOLA had provided America Online with programmers for its Latino content area in the United States in exchange for an annual payment of $400,000. Neither AOLA nor America Online was required to make any payment to the other in connection with the Termination Agreement. The Termination Agreement is effective as of September 30, 2005 and is subject to approval of the United States Bankruptcy Court for the District of Delaware.

The Termination Agreement is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Plan Support Agreement, dated as of June 23, 2005, by and among America Online Latin America, Inc., America Online, Inc., Time Warner Inc., Aspen Investments, LLC and Atlantis Investments, LLC

10.2 Amendment to Plan Support Agreement, dated as of September 30, 2005, by and among America Online Latin America, Inc., America Online, Inc., Time Warner Inc., Aspen Investments, LLC and Atlantis Investments, LLC

10.3 Termination Agreement, dated as of September 30, 2005 by and between America Online, Inc. and America Online Latin America, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Online Latin America, Inc.

October 7, 2005	By:	/s/ Charles M. Herington

Name: Charles M. Herington
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Plan Support Agreement, dated as of June 23, 2005, by and among America Online Latin America, Inc., America Online, Inc., Time Warner Inc., Aspen Investments, LLC and Atlantis Investments, LLC
10.2	Amendment to Plan Support Agreement, dated as of September 30, 2005, by and amoung America Online Latin America, Inc., America Online, Inc., Time Warner Inc., Aspen Investments LLC and Atlantis Investments LLC
10.3	Termination Agreement dated as of September 30, 2005 by and between America Online Latin America, Inc. and America Online Inc.